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                                                                   EXHIBIT 10.41

                           [LETTERHEAD OF BANK EXIM]

                           LETTER OR AUTHENTICATION


WE, PT. BANK EKSPOR IMPOR INDONESIA (PERSERO) WITH FULL BANK RESPONSIBILITY AND AUTHORITY, IRREVOCABLE CONFIRM THAT:

BANK GUARANTEE NO.    :**6/****-**/*/**
AMOUNT                :US$ 25,000,000.00 (US DOLLARS TWENTY FIVE MILLION)
ISSUED DATE           :OCTOBER 21, 1998
MATURITY DATE         :OCTOBER 21, 2000

BANK GUARANTEE NO.    :**7/****-**/*/**
AMOUNT                :US$ 25,000,000.00 (US DOLLARS TWENTY FIVE MILLION)
ISSUED DATE           :OCTOBER 21, 1998
MATURITY DATE         :OCTOBER 21, 2000

IS GENUINE, CAN BE VERIFIED AND CONFIRMED BANK TO BANK THROUGH THE FOLLOWING BANK COORDINATED:

BANK NAME             :PT. BANK EKSPOR IMPOR INDONESIA (PERSERO)
BANK ADDRESS          :JL. JEND. GATOT SUBROTO KAV 36-38
                       JAKARTA - INDONESIA
BANK OFFICERS         :SOFWAN ADIWIDJAJA
TELEPHONE NUMBER      :****
FACSIMILE NUMBER      :****
TELEX NUMBER          :****
S.W.I.F.T. CODE       :****

JAKARTA, OCTOBER 21, 1998

FOR AN ON BEHALF OF
PT. BANK EKSPOR IMPOR INDONESIA (PERSERO)
    JAKARTA PLAZA EXIM BRANCH

          [SEAL]

     /s/ ****
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          B.43.B


ENDORSEMENT BANK INDONESIA
           [SEAL]


/s/ ****
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